EXHIBIT 99.4
                                 ------------

                            The Swap Confirmation


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Deutsche Bank
Aktiengesellschaft




To: DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual or corporate capacity but solely as Swap Trustee for the Swap Trust for IndyMac INDX Mortgage Loan Trust 2006-AR21

Attn:
                     Ronaldo Reyes
Fax No:
                     (714) 247-6285

From:                DEUTSCHE BANK AG, NEW YORK BRANCH

Date:                June 28, 2006

Reference:           Global No. N482296N

Swap Transaction Confirmation

The purpose of this letter agreement ("Confirmation") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Deutsche Bank AG, New York Branch ("DBAG") and Deutsche Bank National Trust Company, not in its individual or corporate capacity but solely as Swap Trustee on behalf of the holders of the LIBOR Certificates for the Swap Trust for IndyMac INDX Mortgage Loan Trust 2006-AR21 ("Counterparty") created under the Pooling and Servicing Agreement for IndyMac INDX Mortgage Loan Trust 2006-AR21 dated as of June 1, 2006 among IndyMac MBS, Inc., as depositor, IndyMac Bank, F.S.B., as Seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Pooling and Servicing Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement (as defined below).

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to with this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of June 28, 2006 (the "Agreement"), between each of DBAG and Counterparty and shall form a part of and be subject to that ISDA Master Agreement.

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           Capitalized terms used in this Confirmation and not defined in the
Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

         General Terms

         Trade Date:                     June 5, 2006

         Effective Date:                 July 25, 2006

         Termination Date:               May 25, 2011,  subject to  adjustment  in accordance
                                         with the Following Business Day Convention.

         Notional Amount:                With  respect to any  Calculation  Period the amount
                                         set  forth  for  such  period  in  Annex A  attached
                                         hereto.

         Floating Amounts:

                    Floating Rate        DBAG

                    Payer:

                    Floating Rate        Early   Payment  shall  be   applicable.   For  each

                    Payer Payment        Calculation  Period, the Floating Rate Payer Payment

                    Dates:               Date  shall be the first  Business  Day prior to the
                                         related Floating Rate Payer Period End Date.

                    Floating Rate        The 25th of each month in each year from (and
                    Payer Period End     including) August 25, 2006 to (and including) the
                    Dates:               Termination Date, subject to adjustment in
                                         accordance with the Following Business Day
                                         Convention.

                    Floating             Amount: The Floating Amount payable
                                         by DBAG shall be an amount equal to
                                         the product of (i) the Notional
                                         Amount for such Floating Rate Payer
                                         Payment Date, (ii) the Floating Rate,
                                         (iii) 250 and (iv) the Floating Rate
                                         Day Count Fraction.

                    Floating Rate        USD-LIBOR-BBA.
                    Option:

                    Designated           One Month
                    Maturity:

                    Spread:              None

                    Floating Rate        Actual/360
                    Day Count
                    Fraction:

                    Reset Dates:         The first day of each Calculation Period.

                    Compounding:         Inapplicable


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

         Fixed Amounts:

                    Fixed Rate Payer:    Counterparty

                    Fixed Rate Payer     The  25th  of each  month  in each  year  from  (and
                    Payment Dates:       including)  August 25, 2006 to (and  including)  the
                                         Termination Date, subject to
                                         adjustment in accordance with the
                                         Following Business Day Convention.

                    Fixed Rate Payer     The 25th of each month in each year from (and
                    Period End Dates:    including) August 25, 2006 to (and including)
                                         May 25, 2011, with No Adjustment.

                    Fixed Amounts:       The Fixed Amount payable by
                                         Counterparty shall be an amount equal
                                         to the product of (i) the Notional
                                         Amount for such Fixed Rate Payer
                                         Payment Date, (ii) the Fixed Rate,
                                         (iii) 250 and (iv) the Fixed Rate Day
                                         Count Fraction.

                   Fixed Rate:           5.3520%

                   Fixed Rate Day        30/360
                   Count Fraction:

         Business Days:                  New York

         Amendment to Section 2(c)       Notwithstanding anything to the contrary in
         of the Agreement:               Section 2(c) of the Agreement, amounts that are
                                         payable with respect to Calculation
                                         Periods which end in the same
                                         calendar month (prior to any
                                         adjustment of period end dates) shall
                                         be netted, as provided in Section
                                         2(c) of the Agreement, even if such
                                         amounts are not due on the same
                                         payment date. For avoidance of doubt,
                                         payments on Early Termination
                                         determined pursuant to Section 6(e)
                                         shall be determined separately for
                                         each Transaction under the Agreement
                                         and the netting provisions of Section
                                         2(c) of the Agreement shall not apply
                                         to such payments..

         Procedural Terms:

         Account Details:

                    Payments to DBAG:    Deutsche Bank Trust Company Americas, New York
                                         Acct# 01 473 969
                                         Swift Code: BKTRUS33

                    Payments to          Deutsche Bank Trust Company - Americas
                    Counterparty:        ABA # 021001033
                                         Bene Acct. # 014-19-663
                                         Bene Acct. Name NYLTD Funds Control - Stars West
                                         Ref: IndyMac INDX 2006-AR21 (IN06AL) Cap / SWAP
                                         payment


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

         Assignment:                     DBAG will not unreasonably withhold or delay its
                                         consent to an assignment of this Transaction to
                                         any other third party.


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

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:
Attention: Derivative Documentation
Telephone: 44 20 7547 4755
Facsimile: 44 20 7545 9761
E-mail: derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

-------------------------------------------------------------------------------
For and on behalf of                  For and on behalf of
DEUTSCHE  BANK AG, NEW                DEUTSCHE BANK NATIONAL TRUST COMPANY,
YORK BRANCH                           not in its individual or corporate
                                      capacity but solely as Swap Trustee for
                                      the Swap Trust for IndyMac INDX Mortgage
                                      Loan Trust 2006-AR21
-------------------------------------------------------------------------------
/s/ Steven Kessler                    /s/ Jennifer Hermansader
-------------------------             --------------------------------
Name: Steve Kessler                   Name: Jennifer Hermansader
Title: Director                       Title: Associate
-------------------------------------------------------------------------------

/s/ Kathleen Yohe
-------------------------
Name: Kathleen Yohe
Title: Vice President

-------------------------------------------------------------------------------


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

Annex A

      Period Start Date      Period End Date   Notional Amount

          25-Jul-06              25-Aug-06     $1,017,229.93
          25-Aug-06              25-Sep-06        987,362.82
          25-Sep-06              25-Oct-06        958,372.18
          25-Oct-06              25-Nov-06        930,232.30
          25-Nov-06              25-Dec-06        902,918.24
          25-Dec-06              25-Jan-07        876,405.75
          25-Jan-07              25-Feb-07        850,671.34
          25-Feb-07              25-Mar-07        825,692.17
          25-Mar-07              25-Apr-07        801,446.09
          25-Apr-07              25-May-07        777,911.59
          25-May-07              25-Jun-07        755,067.81
          25-Jun-07              25-Jul-07        732,894.47
          25-Jul-07              25-Aug-07        711,371.91
          25-Aug-07              25-Sep-07        690,481.04
          25-Sep-07              25-Oct-07        670,203.32
          25-Oct-07              25-Nov-07        650,520.77
          25-Nov-07              25-Dec-07        631,415.92
          25-Dec-07              25-Jan-08        612,871.83
          25-Jan-08              25-Feb-08        594,872.05
          25-Feb-08              25-Mar-08        577,400.61
          25-Mar-08              25-Apr-08        560,442.00
          25-Apr-08              25-May-08        543,981.18
          25-May-08              25-Jun-08        528,003.55
          25-Jun-08              25-Jul-08        512,494.92
          25-Jul-08              25-Aug-08        497,441.55
          25-Aug-08              25-Sep-08        482,830.06
          25-Sep-08              25-Oct-08        468,647.50
          25-Oct-08              25-Nov-08        454,881.28
          25-Nov-08              25-Dec-08        441,519.18
          25-Dec-08              25-Jan-09        428,549.35
          25-Jan-09              25-Feb-09        415,960.27
          25-Feb-09              25-Mar-09        403,740.78
          25-Mar-09              25-Apr-09        391,880.03
          25-Apr-09              25-May-09        380,367.49
          25-May-09              25-Jun-09        352,278.41
          25-Jun-09              25-Jul-09        341,928.72
          25-Jul-09              25-Aug-09        331,882.90
          25-Aug-09              25-Sep-09        322,132.03
          25-Sep-09              25-Oct-09        312,667.45


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

          25-Oct-09              25-Nov-09        303,480.77
          25-Nov-09              25-Dec-09        294,563.83
          25-Dec-09              25-Jan-10        285,908.72
          25-Jan-10              25-Feb-10        277,507.74
          25-Feb-10              25-Mar-10        269,353.44
          25-Mar-10              25-Apr-10        261,438.59
          25-Apr-10              25-May-10        253,756.15
          25-May-10              25-Jun-10        246,299.30
          25-Jun-10              25-Jul-10        239,061.42
          25-Jul-10              25-Aug-10        232,036.10
          25-Aug-10              25-Sep-10        225,217.08
          25-Sep-10              25-Oct-10        218,598.31
          25-Oct-10              25-Nov-10        212,173.92
          25-Nov-10              25-Dec-10        205,938.20
          25-Dec-10              25-Jan-11        199,885.61
          25-Jan-11              25-Feb-11        194,010.78
          25-Feb-11              25-Mar-11        188,308.49
          25-Mar-11              25-Apr-11        182,773.67
          25-Apr-11              25-May-11        177,401.42



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